AFL-CIO HOUSING INVESTMENT TRUST
CREATING IBEW WORK • STRENGTHENING COMMUNITIES September 2018

6TH DISTRICT IMPACTS*
since 1984
$3.4B	HIT Investment
$5.7B	TDC
216	Projects
7.6M	Hours of Work for IBEW
25,100	Union Construction Jobs
$1.6B	Union Wages & Benefits
$8.9B	Total Economic Impact

“We thank the HIT for the IBEW work generated and the communities served by the many projects it has financed in our district.” — David Ruhmkorff, International Vice President, IBEW 6th District

Paul Sommers Midwest Regional Marketing Director 937.604.9681 psommers@aflcio-hit.com

NATIONAL IMPACTS*
since 1984
$11.3B HIT Investment $19.1B TDC 506 Projects 25.0M Hours of Work for IBEW 82,870 Union Construction Jobs $5.6B Union Wages & Benefits $28.9B Total Economic Impact

“We strongly support the HIT’s strategy of converting union pension fund capital into union construction jobs. We want the HIT to grow stronger and stronger, because, as it grows, so does the labor movement.”
—Lonnie Stephenson, International President, IBEW

•  The HIT is a nearly $5.9 billion mutual fund with

   a more than 30-year track record of financing

   union-built housing.

•  Its 385 investors include union and

   public employee pension plans and labor

   organizations.

•  102 IBEW plans represent 15% of HIT’s

   assets – more than any other trade.

*Pinnacle Economics, Inc., and HIT. Figures provided by Pinnacle are estimates calculated using an IMPLAN input-output model based on HIT project data. Projects include those with financing by HIT’s subsidiary, Building America. Data current as of August 31, 2018 and in 2017 dollars.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Avenue, NW, Suite 200

Washington, DC 20037

www.aflcio-hit.com

September 2018